PRE 14A 1     PRELIMINARY PROXY STATEMENT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

☑	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PUGET TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PUGET TECHNOLOGIES, INC.

801 Brickell Avenue, Suite 900

Miami, FL 33131

305-789-6677

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Puget Technologies, Inc.:

We hereby notify you that a special meeting of stockholders of Puget Technologies, Inc., a  Nevada corporation, will be held on February ___, 2016 at 9:00 a.m. (Eastern time), at the offices of the Company located at 801 Brickel Avenue, Suite 900, Miami, Florida 33131, for the following purposes:

(1)

to vote on a proposed amendment to our Certificate of Incorporation (the “Amendment”) to increase the number of authorized shares of Common Stock from One Hundred and Ten Million (110,000,000) to Ten Billion (10,000,000,000) shares and lower the par value of the Common Stock from $0.001 to $0.0001;

(2)	to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on January __, 2016 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of our 2016 special meeting. The list of the stockholders of record as of the close of business on January __, 2016 will be made available for inspection at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please sign, date, and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

By order of the Board of Directors,

/s/ Hermann Burckhardt
President

Miami, Florida

January __, 2016

TABLE OF CONTENTS

Page

Proxy Statement	5

Information About Voting	6

Proposal 1: Approval of an Amendment to Our Certificate of Incorporation to increase the number of authorized shares of Common Stock from One Hundred and Ten Million (110,000,000) to Ten Billion (10,000,000,000) shares and lower the par value of the Common Stock from $0.001 to $0.0001	14

Stockholder Communications with the Board of Directors	16

Limits on Liability and Indemnification	16

Security Ownership of Certain Beneficial Owners and Management	17

Availability of Report on Form 10-K	18

Notice regarding delivery of stockholder documents	18

Appendix A	20

PUGET TECHNOLOGIES, INC.

801 Brickell Avenue, Suite 900

Miami, FL 33131

305-789-6677

PROXY STATEMENT

This proxy statement is being furnished to holders of shares of Common Stock, $0.001 par value per share, of Puget Technologies, Inc., a  Nevada corporation (“we,” us,” or the “Company”), in connection with the solicitation of proxies pursuant to a court order by our Board of Directors for use at a special meeting of stockholders to be held on February ___, 2016 at 9:00 a.m. (Eastern time), at the offices of the Company located at 801 Brickell Avenue, Suite 900, Miami, Florida 33131, and at any adjournment or postponement of our 2016 special meeting. The purpose of the special meeting and the matters to be acted on are stated in the accompanying notice of special meeting of stockholders. The Board of Directors knows of no other business that will come before the special meeting.

The notice of our special meeting, this proxy statement, and a proxy card are being mailed to our stockholders on or about January __, 2016. We will bear the cost of our solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, or facsimile by our directors, officers, or employees, who will receive no additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by any such persons, and we will reimburse those custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses incurred by them in doing so.

Pursuant to a court order, Our Board of Directors is soliciting votes FOR the approval of the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from One Hundred and Ten Million (110,000,000) to Ten Billion (10,000,000,000) shares and to reduce the par value of our Common Stock from $0.001 to $0.0001 per share.

INFORMATION ABOUT VOTING

Q:	Why am I receiving these materials?

A:

The Board of Directors is providing these proxy materials for you in connection with a special meeting of stockholders, which is scheduled to take place on February __, 2016. As a stockholder of record as of January __, 2016, you are invited to attend the special meeting and to vote on the items of business described in this proxy statement.

Q:	What information is contained in these materials?

A:

The information included in this proxy statement relates to the proposal to be voted on at the special meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	What item of business will be voted on at the special meeting?

A:

The item of business scheduled to be voted on at the special meeting is the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from One Hundred and Ten Million (110,000,000) to Ten Billion (10,000,000,000) shares and reduce the par value of our Common Stock from $0.001 to $0.0001 per share. We will also consider any other business that properly comes before the special meeting.

Q:	Why is this Proxy Statement being filed?

A:

The Company is in litigation with two holders of convertible notes in the case of  Adar Bays, LLC v. Puget Technologies, Inc. et al and Union Capital, LLC v. Puget

Technologies, Inc. et al. In these cases, the court has ordered the Company to deliver to these convertible lenders shares of its Common Stock requested and to honor, during the pendency of the case and in accordance with the law and with the agreement  between the parties, all conversion requests  hereafter  submitted by these convertible lenders  to convert  all  or  any  portion  of the  notes  held by them into shares of Puget Technologies Common Stock, and to deliver all necessary  corporate  resolutions  and contractually required  legal opinions necessary  to enable the convertible lenders to sell its Common Stock  publicly without restriction; and to  immediately   prepare  and   file   a  preliminary proxy with the Securities and Exchange Commission (SEC) under Section 14(a) of the Securities Act of 1933 detailing  Puget Technologies's obligations under the provisions of this Order and soliciting the consent of the stockholders of Puget Technologies to approve such a proxy at a meeting of the stockholders to be held as soon as legally possible, and if no comments are received from the  SEC  then, as soon as legally possible  Puget Technologies  shall   file  the definitive  proxy  detailing Puget Technologies's obligations under the provisions of this Order and solicit the consent of the stockholders of Puget Technologies to vote on such a proxy at a meeting of the stockholders to be held as soon as legally possible.

The Company is further ordered to comply with all the proxy filing requirements and use its best efforts to solicit the affirmative consent of the stockholders.  In the event that the SEC provides comments, Puget Technologies must immediately, professionally and positively respond to SEC comments in a manner to minimize further comments.  As soon as there are no further comments, Puget Technologies will file a definitive proxy statement with the SEC and follow the solicitation procedures set forth above.  In connection with this order, the Company may not disparage the convertible lenders, or to take actions that could be perceived as disparaging to the convertible lenders or to otherwise take actions discouraging or that could be perceived as discouraging its stockholders from voting in favor of any share increase or other action required by the terms of the convertible notes or the court's order.

Thus, in preparing this Proxy Statement, the Company is seeking to comply with the court's order.

Q:	Why is the Company seeking to increase the authorized Common Stock from 110 million to ten billion?

A:

The court has ordered the Company to do everything possible to allow the convertible note lenders to convert their notes. The Company is unable to predict at what price these convertible notes will be converted. The conversion and selling of these notes may cause the market price of the Common Stock to decline. After the decline and as the notes are being converted at a lower market price for the Common Stock, more stock needs to be issued with each new conversion, which if sold will further put pressure on stock prices. Therefore, in order to provide for the conversion of all of the notes in the event that the price of the Common Stock declines, the Company needs to greatly increase the authorized Common Stock and decrease the par value of the Common Stock.

Q:	Why is the Company seeking to decrease the par value of the Company's Common Stock?

A:

As a matter of corporate law, no company may sell stock below its par value. The current par value for the Company's Common Stock is $0.001. The market price of the Company's Common Stock on January 11, 2016 was $0.004. While no one can predict for certain at what price the Company's Common Stock may sell at, many companies that have made loans that convert into common stock at a discount to market have found that their stock eventually sells below $0.001.

In order to follow the spirit of the court's orders and ensure that the convertible lenders can convert their stock, the Company proposes to reduce the par value to $0.0001. Thus, the Company's convertible lenders will be able to convert their convertible loans into stock at $0.0001.

Q:	How many shares may be created by conversion of the Company's convertible notes?

A:	At the present time, the following convertible notes are outstanding:

Lender	Principal Amount ($)	Conversion Price – Discount to Market	Shares Created If Converted When the Market Price is $0.004	Shares Created if Notes are Converted at the decreased par value of $0.0001 (1)

Adar Bays, LLC	57,607	57.5% of the three lowest closing bid prices for the previous 15 trading days	24,046,522	576,070,000

Union Capital, LLC	68,124	Same as Adar Bays	26,619,130	681,240,000

LG Capital Funding, LLC	20,802	54% of the lowest trading price for the previous 15 trading days	9,044,348	208,020,000

Macallan Partners, LLC	24,663	50% of the lowest traded price on the 20 prior trading days	10,723,043	246,630,000

Vis Vires	10,850	58% of average of lowest three trading prices during the ten prior trading days	4,717,391	108,500

Shield	739,981	58% of average of lowest three trading prices during the ten prior trading days	321,730,870	7,399,810,000

Total	992,027		400,881,304	9,220,270,000

(1) Notes cannot be converted below par value. If the change to par value is approved to allow notes to be converted if the market price declines, par value will be $0.0001.

Q:	What effect will the conversion and sale of this stock have on the stock price?

A:

We cannot say when or if the convertible lenders will convert their notes into Common Stock and sell the stock. However, holders of such convertible notes have an incentive to convert into Common Stock and then sell this Common Stock because they can convert their notes and get this stock at a discount to the market price. The Company expressly makes no prediction about its stock price or the amount of dilution that may occur. You are advised to make your own judgment on these issues.

According to OTCMarkets, the current daily average volume of stock traded in Puget Technologies is 392,597 shares as of January 8, 2015.

Q:	How does the Board of Directors recommend that I vote?

A:

In compliance with the court order, the Board of Directors recommends that you vote your shares FOR the approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from One Hundred and Ten Million (110,000,000) to Ten Billion (10,000,000,000) shares.

Q:	What shares can I vote?

A:

You may vote or cause to be voted all shares owned by you as of the close of business on January __, 2016, the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with our transfer agent,
Direct Transfer, LLC, you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to the Board of Directors or to vote in person at the meeting. The Board of Directors has enclosed a proxy card for you to use to grant a voting proxy to the Board of Directors.

9

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the special meeting. Since you are not the stockholder of record, however, you may not vote these shares in person at the meeting unless you obtain from the broker or nominee that holds your shares a valid proxy from them giving you the right to vote the shares. Your broker or nominee should have enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares. If you hold your shares through a broker and you do not give instructions to the record holder on how to vote, the record holder will be entitled to vote your shares in its discretion on certain matters considered routine, such as the ratification of the appointment of independent auditors. If you hold your shares in street name and you do not instruct your broker how to vote in these matters, no votes will be cast on your behalf. These “Broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on a particular proposal.

Q:	May I attend the special meeting?

A:

You are entitled to attend the special meeting only if you were a stockholder as of the close of business on January __, 2016, or you hold a valid proxy for the special meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares beneficially through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to January __, 2016, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the special meeting. The special meeting will begin promptly at 9:00 a.m. (Eastern time). Check-in will begin at 8:30 a.m., and you should allow ample time for the check-in procedures.

Q:	How can I vote my shares in person at the special meeting?

A:

You may vote by ballot in person at the special meeting any shares that you hold as the stockholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a valid proxy giving you the right to vote the shares.

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Q:	How can I vote my shares without attending the special meeting?

A:

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may, without attending the meeting, direct how your shares are to be voted. If you are a stockholder of record, you may cause your shares to be voted as you instruct by granting a proxy to our Board of Directors. If you hold shares in street name, you may cause your shares to be voted as you instruct by submitting voting instructions to your broker or nominee. Each record holder of our Common Stock may appoint a proxy by completing, signing, and dating a proxy card and mailing it in the accompanying pre-addressed envelope. Each stockholder who holds shares in street name may vote by mail by completing, signing, and dating a voting instruction card provided by the broker or nominee and following the other instructions of your broker or nominee.

Q:	Can I change my vote?

A:

You may change your vote at any time prior to the vote at the special meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the special meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to the Corporate Secretary, Puget Technologies, Inc., 801 Brickell Avenue, Suite 900, Miami, FL 33131.

Q:	Can I revoke my proxy?

A:

You may revoke your proxy before it is voted at the meeting. To revoke your proxy, notify our corporate secretary in writing, or deliver to our corporate secretary a duly executed proxy bearing a later date. You may also revoke your proxy by appearing at the meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy.

Q:	Who can help answer my questions?

A:

If you have any questions about the special meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, Puget Technologies, Inc., 801 Brickell Avenue, Suite 900, Miami, Florida 33131 or by phone at  (305)  789-6677.

Q:	How are votes counted?

A.

With respect to the proposal for the approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from One Hundred and Ten Million (110,000,000) to Ten Billion (10,000,000,000) shares and reduce the par value of the stock from $0.001 to $0.0001 per share, you may vote FOR, AGAINST, or ABSTAIN. On these proposals, if you vote ABSTAIN, it has the same effect as a vote AGAINST.

If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely FOR the approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from One Hundred and Ten Million (110,000,000) to Ten Billion (10,000,000,000) shares.

Q:	What is a quorum and why is it necessary?

A:

Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of our shares of Common Stock outstanding on January __, 2016 is necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Broker non-votes (which result when your shares are held in “street name” and you do not tell the nominee how to vote your shares) are relevant in determining whether a quorum is present at the meeting.

Q:	What is the voting requirement to approve the proposal?

A:

The proposal requires the affirmative FOR vote of a majority of the shares entitled to vote on that proposal at the special meeting. Accordingly, abstentions on these proposals will have the same effect as a vote against the proposal. Broker non-votes will have no effect on these proposals.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:	Where can I find the voting results of the special meeting?

A:	We intend to announce preliminary voting results at the special meeting and publish final results in a Current Report on Form 8-K which will be filed within four days of the meeting.

Q:	What happens if additional matters are presented at the special meeting?

A:

Other than the item of business described in this proxy statement, we are not aware of any other business to be acted upon at the special meeting. If you grant a proxy, the persons named as proxy holders, Mr. Hermann Burckhardt, our President, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:

Each share of our Common Stock that is issued and outstanding as of the close of business on January__, 2016, the record date, is entitled to be voted on all items being voted on at the special meeting, with each share being entitled to one vote on each matter. As of this date, 97,355,244 shares of Common Stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the special meeting?

A:

The Board of Directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSAL 1

AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE

THE AUTHORIZED NUMBER SHARES OF COMMON

AND REDUCE THE PAR VALUE OF THE COMMON STOCK

Purpose: Pursuant to the court order, Puget Technologies’s board of directors has unanimously adopted a resolution seeking shareholder approval to authorize an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from One Hundred and Ten Million (110,000,000) shares to Ten Billion (10,000,000,000) shares and reduce the par value of the Common Stock from $0.001 to $0.0001. Puget Technologies’ Certificate of Incorporation, as currently in effect, authorizes Puget Technologies to issue up to One Hundred and Ten Million (110,000,000) shares of Common Stock with a par value of $0.001. Upon the filing of the amendment, Puget Technologies will be authorized to issue Ten Billion (10,000,000,000) shares of Common Stock with a par value of $0.0001. A copy of the proposed amendment is attached hereto as Appendix A.

On January__, 2016, we had convertible debt in outstanding principal and interest balance of $922,027 convertible into shares of Common Stock at a discount to the future existing market price of our Common Stock per share.  Using the January__, 2016 numbers, if all of the Company’s outstanding debt were to convert to Common Stock, we would be required to issue additional shares, which would exceed the number of shares currently available for issuance (even when including the existing “reserves” for certain convertible notes). The Board of Directors of directors has been ordered by the court to  authorize an increase the availability of additional authorized but unissued capital stock to enable Puget Technologies to issue stock to its convertible note holders and to enable it to meet any obligations it may have to issue shares of Common Stock. The Board of Directors of directors has no immediate plans, understandings, agreements or commitments for issuances of stock other than upon conversion of existing securities; however, if an opportunity should present itself, we may issue shares of Common Stock.

The increased capital will provide the Board of Directors of directors with the ability to issue additional shares of stock without further vote of the shareholders of Puget Technologies, except as provided under  Nevada corporate law or under the rules of any national securities exchange on which shares of stock of Puget Technologies are then listed. Under Puget Technologies’s

Certificate of Incorporation, the Puget Technologies shareholders do not have preemptive rights to subscribe to additional securities which may be issued by Puget Technologies, which means that current shareholders do not have a prior right to purchase any new issuance of capital stock of Puget Technologies in order to maintain their proportionate ownership of Puget Technologies's stock.

Issuance of any additional shares of Common Stock would both dilute the equity interest and the earnings per share of existing holders of the Company’s Common Stock. Such dilution may be substantial depending upon the amount of shares issued. The newly authorized common shares will have voting and other rights identical to those of the currently issued Common Stock. However, the increase could have a dilutive effect on the voting power of existing shareholders.

The authorization of additional capital, under certain circumstances, may have an anti-takeover effect, although this is not the intent of the Board of Directors of directors. For example, it may be possible for the Board of Directors of directors to delay or impede a takeover or transfer of control of Puget Technologies by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board of Directors of directors determines is not in the best interests of Puget Technologies and our shareholders. The increased authorized capital therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of any such unsolicited takeover attempts, the increased capital may limit the opportunity for Puget Technologies shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The increased authorized capital may have the effect of permitting Puget Technologies’s current management, including the current board of directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of Puget Technologies’s business. However, the Board of Directors of directors is not aware of any attempt to take control of Puget Technologies and the Board of Directors of directors did not propose the increase in Puget Technologies's authorized capital with the intent that it be utilized as a type of anti-takeover device.

The relative voting and other rights of holders of the outstanding Common Stock will not be altered by the authorization of additional shares of Common Stock. Each share of Common Stock will continue to entitle its owner to one vote. As a result of the increased authorization, the potential number of shares of Common Stock  will be increased.

PURSUANT TO THE COURT ORDER, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM ONE HUNDRED AND TEN MILLION (110,000,000) SHARES

TO TEN BILLION (10,000,000,000) SHARES AND DECREASE THE PAR VALUE OF THE COMMON STOCK FROM $0.001 TO $0.0001 PER SHARE.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may direct any communications intended for the Board of Directors to our Corporate Secretary, by telephone to (305) 789-6677, by facsimile to (___) ___-___, or by mail to Puget Technologies, Inc., 801 Brickell Avenue, Suite 900, Miami, Florida 33131.

This centralized process assists the Board of Directors in reviewing and responding to stockholder communications in an appropriate manner. If a stockholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The Board of Directors has instructed the corporate secretary to forward stockholder correspondence only to the intended recipients, and has also instructed the corporate secretary to review all stockholder correspondence and, in the corporate secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in the Company for review and possible response.

LIMITS ON LIABILITY AND INDEMNIFICATION

Our Certificate of Incorporation eliminates the personal liability of our directors to the Company and its stockholders for monetary damages for breach of their fiduciary duties in certain circumstances. Our Certificate of Incorporation further provides that we will indemnify our officers and directors to the fullest extent permitted by law. We believe that this indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Company under the foregoing provisions or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission that indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is therefore unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s capital stock as of the Record Date by (i) each person who is known by us to beneficially own more than 5% of the Company’s Common Stock; (ii) each of the Company’s officers and directors; and (iii) all of the Company’s officers and directors as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”) and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Common Stock beneficially owned and percentage ownership is based on 97,355,244 shares outstanding on the Record Date.

Name and Address	Shares of Common Stock	Percent of Common Stock (3)
Thomas M. Jaspers (1)(2)	27,500,000	28.2%
All Officers and Directors as a Group (2)	27,500,000	28.2%
5% or Greater Beneficial Owners
Qest Acquisition Corporation (2)	27,500,000	28.2%

(1)	The address for Mr. Jaspers and Qest Acquisition Corporation is ___________________________.

(2)	Consists of 27,500,000 shares of Common Stock held by Qest Acquisition Corporation of which Mr. Jaspers is the controlling shareholder.

(3)	Based on 97,355,244 shares of Common Stock outstanding as of December 22, 2015.

AVAILABILITY OF REPORT ON FORM 10-K

Our audited consolidated financial statements are included in our Annual Report on Form 10-K for the fiscal year ending _________________, 2015 filed with the SEC, 100 F Street, N.E., Washington, D.C. 20549. Upon your written request, we will provide to you a complimentary copy of our 2015 Annual Report on Form 10-K as filed with the Securities and Exchange Commission. Your request should be mailed to Puget Technologies, Inc., Attention: Corporate Secretary, Puget Technologies, Inc., 801 Brickell Avenue, Suite 900, Miami, Florida 33131. A complimentary copy may also be obtained at the internet website maintained by the Securities and Exchange Commission at www.sec.gov, and by visiting our internet website at  http://www.pugetechinc.com/investors.aspx.”

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Puget Technologies, Inc., Attention: Corporate Secretary, Puget Technologies, Inc., 801 Brickell Avenue, Suite 900, Miami, Florida 10314 or by calling us at (305) 789-6677. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

Available Information on Corporate Governance and SEC Filings

Through our website (http://www.pugetechinc.com/investors.aspx), we make available, free of charge, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, all amendments to those reports, and other filings with the Securities and Exchange Commission, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. You may also obtain a copy of any of the foregoing documents, free of charge, if you submit a written request to Puget Technologies, Inc., Attention: Corporate Secretary, Puget Technologies, Inc., 801 Brickell Avenue,Suite 900, Miami, Florida 10314.

No person is authorized to give any information or make any representation other than that contained in this proxy statement, and if given or made, such information may not be relied upon as having been authorized.

PUGET TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS PURSUANT TO COURT ORDER AND IN CONNECTION WITH THE 2016 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AT 9:00 A.M. (EASTERN TIME) ON FEBRUARY __, 2016

PROXY: HERMANN BURCKHART, is hereby appointed by the undersigned as attorney and proxy with full power of substitution, to vote at the 2016 Special Meeting of Stockholders of Puget Technologies, Inc. and at any adjournment(s) or postponement(s) of that meeting.

WITH RESPECT TO ANY MATTER THAT SHOULD PROPERLY COME BEFORE THE ANNUAL MEETING THAT IS NOT SPECIFIED HEREIN, THIS PROXY, WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER.

PLEASE SIGN AND DATE AND RETURN PROMPTLY

PURSUANT TO COURT ORDER, THE BOARD OF DIRECTORS

OF PUGET TECHNOLOGIES, INC. RECOMMENDS

THAT YOU VOTE FOR PROPOSAL 1

PROPOSAL 1. Approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from One Hundred and Ten Million (110,000,000) to Ten Billion (10,000,000,000) shares and to reduce the par value of our Common Stock from $0.001 to $0.0001 per share;

FOR	AGAINST	ABSTAIN
☐	☐	☐

Dated: ______________

_________________________________________

Signature(s) of Stockholder(s)

Title:

Please mark, date and sign exactly as your name appears on this proxy card and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each stockholder named should sign.

Appendix A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

PUGET TECHNOLOGIES, INC.

Pursuant to Section 242 of the General Corporation Law of the State of  Nevada, the undersigned person, desiring to amend the Certificate of Incorporation of Puget Technologies, Inc. under the laws of the State of  Nevada, does hereby sign, verify, and deliver to the Office of the Secretary of State of  Nevada, this amendment to the certificate of incorporation for the above-named company (hereinafter referred to as the "Corporation"):

1.	The amendment contained herein was approved by a majority vote of shareholders of the Corporation on February __, 2016.

2.

The first paragraph of Article FOURTH is hereby amended by changing the amount of shares of Common Stock from One Hundred and Ten Million (110,000,000) shares to Ten Billion (10,000,000,000) shares  and reducing the par value of the Common Stock from $0.001 to $0.0001 per share and shall be read as follows:

“FOURTH: The total number of shares of stock that the Corporation is authorized to issue is Ten Billion (10,000,000,000)) shares of Common Stock, par value $0.0001 per share.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by Hermann Burckhardt, its President, this __ day of February, 2016.

Puget Technologies, INC.

By:
Hermann Burckhardt, President